UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Wednesday, June 17, 2020, for Alphatec Holdings, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/ATEC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange

Commission rules, proxy materials  do  not  have  to be delivered  in  paper.  Proxy  materials  can  be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 10, 2020.

For a Convenient Way to VIEW Proxy Materials

_ and _

VOTE Online go to: www.proxydocs.com/ATEC

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET

www.investorelections.com/ATEC

TELEPHONE (866) 648-8133

*E-MAIL

paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting  material  by  e-mail,  please  send  a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.SHARES

Company Notice of Annual Meeting

Date:Wednesday, June 17, 2020 Time:10:00 A.M. (Pacific Time)

Place:5818 El Camino Real, Carlsbad, CA 92008 The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	Election of Directors

Nominees
01 Evan Bakst	03 Quentin Blackford	05 Karen K. McGinnis	07 David H. Mowry	09 James L.L. Tullis	11 Ward W. Woods
02 Mortimer Berkowitz III	04 Jason Hochberg	06 Patrick S. Miles	08 Jeffrey P. Rydin	10 Donald A. Williams

The Board of Directors recommends that you vote “FOR” the following.

2.	Proposal 2: Ratification of the selection of Mayer Hoffman McCann P.C. as our Independent registered public accounting firm for our fiscal year ending December 31, 2020;
3.	Proposal 3: Approval of an amendment to our 2016 Equity Incentive Plan; and
4.	Proposal 4: Approval, on an advisory basis, of the compensation of our named executive officers.